Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 of Addus HomeCare Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Dirk Allison, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2022	BY:	/s/ R. Dirk Allison
R. Dirk Allison
Chief Executive Officer and Chairman of the Board